Finance Receivables	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Finance Receivables
Finance Receivables
Finance receivables were as follows:

	December 31,
	2011		2010
(In thousands)	Grower Receivables	Seller Financing	Gross Receivable	Seller Financing
Gross receivable	$46,188	$35,021	$80,432	$39,821
Reserve	(37,519)	—	(4,552)	—
Net receivable	$8,669	$35,021	$75,880	$39,821

Current portion, net	$8,669	$4,771	$55,506	$5,096
Long-term portion, net	—	30,250	20,374	34,725
Net receivable	$8,669	$35,021	$75,880	$39,821
Activity in the finance receivable reserve is as follows:

(In thousands)	Grower Receivables
Reserve at December 31, 2010	$4,552
Charged to costs and expenses	33,401
Recoveries	(435)
Write-offs	—
Foreign exchange and other	1
Reserve at December 31, 2011	$37,519
Seasonal advances may be made to certain qualified growers of other produce, which are normally collected as the other produce is harvested and sold. The company generally requires asset liens and pledges of the season's produce as collateral to support these advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate the terms, including terms of interest, to collect the remaining balance. The company also carries payables to growers related to revenue collected from the sale of the other produce that is subsequently remitted to the grower, less outstanding grower advances and a margin retained by the company based upon the terms of the contract. Grower payables of $1 million and $21 million at December 31, 2011 and 2010, respectively, are included in "Accounts payable" in the Consolidated Balance Sheets. The company's grower receivable and grower payable balances have significantly decreased in 2011 after the discontinuation of its relationship with a Chilean grower.
Of the total seasonal advances, $32 million (all of which is classified as long-term) and $50 million (including $20 million classified as long-term) relates to a Chilean grower of grapes and other produce as of December 31, 2011 and 2010, respectively. In 2011, the company recorded a reserve of $32 million for advances made to this Chilean grower based upon additional information received on the grower's credit quality, lower than expected collections through the 2010-2011 Chilean grape season and a decision to change the company's grape sourcing model. Late in 2011, the Chilean grower was declared bankrupt; the company continues to aggressively negotiate recovery with the bankruptcy trustee and other creditors of the grower.
The company provided seller financing in the 2009 sale of the former joint venture that sourced bananas and pineapples from the Philippines for sale in the Middle East and Asia. The financing for the sale of this joint venture is a note receivable in equal installments through 2019. The company also provided seller financing in the 2004 sale of its former Colombian subsidiary in the form of a note receivable in equal installments through May 2012. The terms of the seller financing were based on the earnings power of the businesses sold. Payments are current on both seller financing notes receivable.